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                                                                   EXHIBIT 99.7

                               DIRECTOR CONSENT

  I James E. Illson, do hereby consent to the inclusion of my name as a proposed director in Merisel's Registration Statement on Form S-4, filed July 25, 1997.

                                          /s/ James E. Illson

July 25, 1997